UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

Commission File Number: 333- 144982

GREEN MOUNTAIN RECOVERY, INC.

 (Exact name of small business issuer as specified in its charter)

Delaware	26-0252191
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

39 Broadway Suite 101 New York, NY 10006
(Address of principal executive offices) (Zip Code)

212-363-7500
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 15, 2008, the Registrant’s Board of Directors agreed to change its fiscal year from June 30 to December 31, effectively immediately. The Registrant plans to file a transition report on Form 10-KSB for the period from July 1, 2007 through December 31, 2007.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired: None

(b)

Pro-Forma Financial Statements: None

(c)

Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Mountain Recovery, Inc.

Date: February 19, 2008

By: /s/ Joseph Levi

       Joseph Levi

       President and Chief Executive Officer

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